================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             -----------------------

                                    CONTENTS

                                                                     Page

INTRODUCTION .......................................................    3

INVESTMENT OBJECTIVES AND POLICIES .................................    5

INVESTMENT LIMITATIONS .............................................   10

PURCHASE AND REDEMPTION OF SHARES ..................................   13

NET ASSET VALUE ....................................................   16

MANAGEMENT .........................................................   16

DIVIDENDS AND DISTRIBUTIONS ........................................   19

TAXES ..............................................................   20

DESCRIPTION OF SHARES ..............................................   21

OTHER INFORMATION ..................................................   22


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
Conshohocken, Pennsylvania

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================



================================================================================
                                       RBB



                         Select Money Market Portfolio



                             Prospectus and Summary
                        Description for the Select Shares
                          of the Money Market Portfolio




                                December 1, 1997
                         (as revised September 1, 1998)

                                        RBB
                 SELECT MONEY MARKET PORTFOLIO of The RBB Fund, Inc.

         The Select Class consists of one class of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares offered by this Prospectus ("Select Shares" or "Shares") represent interests in the Fund's Money Market Portfolio.

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank ("PNC Bank'), National Association serves as custodian for the Fund, and PFPC Inc. serves as transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

         Select Shares are sold by the Fund's distributor to investment advisers maintaining accounts with PNC Bank or its affiliates. Select Shares will also be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts with PNC Bank or its affiliates, and who have authorized PNC Bank or its affiliates to invest their assets in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although PNC Bank or its affiliates may charge their customers in connection with the management of their accounts.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997 (as revised September 1, 1998) has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling the Fund at 1-800-430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related material on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                      December 1, 1997
                                                  (as revised September 1, 1998)

INTRODUCTION
--------------------------------------------------------------------------------
         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-seven investment portfolios. Shares of the Select Class ("Select Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").

         The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

         The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PNC Bank, National Association ("PNC Bank") serves as custodian to the Fund, and PFPC Inc. ("PFPC") serves as transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of asset-backed securities; the purchase of securities on a "when-issued" or "forward commitment" basis; the purchase of stand-by commitments; and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

         For detailed information of how to purchase or redeem Select Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

         The following table illustrates the estimated annual operating expenses for Select Shares of the Portfolio (after expected fee waivers and expense reimbursements) for the current fiscal period. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (SELECT SHARES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                   MONEY MARKET
                                                                     PORTFOLIO
                                                                   ------------
Management Fees (after waivers)(1) ...............................     .22%
Other Expenses ...................................................     .05%
Total Fund Operating Expenses
(after waivers)(1) ...............................................     .27%

(1) Management Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers, Management Fees would be .37% and Total Fund Operating Expenses would be .42%.

EXAMPLE*

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                            1 YEAR   3 YEARS
                                            ------   -------
Money Market Portfolio*                        $3       $9

*    Other classes of this Portfolio are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in Select Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser" below.) The figure shown in the Fee Table for "Management Fees" is based on actual fees incurred by the Portfolio during its last fiscal year. "Other Expenses" is estimated for the current fiscal year. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Portfolio may advertise the "yield" and "effective yield" of its Select Shares. BOTH YIELD FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND WILL NOT BE INDICATIVE OF FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in Select Shares of the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Select Shares of the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by PNC Bank directly to their customers in connection with their investment accounts will not be reflected in the yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The yield on Shares of the Select Class may differ from yields on shares of other classes of the Portfolio depending on the allocation of expenses to each of the classes of the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (or, in certain cases, whose guarantor is rated) at the time of purchase in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization") or by the only Rating Organization which has assigned a rating. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is a U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued and guaranteed by U.S. Government Agencies and instrumentalities or issued by private companies. Asset backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds currently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities (including guarantees) that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies --Illiquid Securities" in the Statement of Additional Information.


         YEAR 2000. The services provided to the Fund by the Adviser and others depend in large part upon the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Adviser's provision of investment advisory services, including the handling of securities trades pricing. Both the Adviser and PFPC have advised the Fund that they have been reviewing all of their computer systems, are actively working on necessary changes to those systems to prepare for the year 2000 and expect that given the extensive testing which they are undertaking, their systems will be year 2000 compliant before such date. There can, however, be no assurance that the Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the fund at that time.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
         The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Money Market Portfolio may not:

               1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

               2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

               3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

               4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

               1. The Portfolio will limit its purchases of the securities (other than securities with certain types of guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above (or have a guarantee which satisfies this standard), or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Portfolio's compliance with this diversification requirement is deemed to be compliance with the fundamental diversification limit in paragraph 4 above.

               2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

               3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
                               PURCHASE PROCEDURES

         GENERAL. Select Shares are sold without a sales load on a continuous basis. The minimum initial investment by an investor is $200 million. The Fund reserves the right to waive this minimum investment requirement in its sole discretion. There is no minimum subsequent investment. The Fund in its sole discretion may accept or reject any order for purchases of Select Shares.


         Investors may purchase Select Shares through an account maintained by the investor with PNC Bank or its affiliates ("the Account"). All payments for initial and subsequent investments should be in U.S. dollars. PNC Bank or its affiliates are responsible for the prompt transmission of its customers' orders to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from PNC Bank or its affiliates and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by PNC Bank or its affiliates. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Select Shares may be effected through an investor's Account with PNC Bank or its affiliates through procedures established in connection with the requirements of Accounts at PNC Bank or its affiliates. In such event, beneficial ownership of Shares will be recorded by PNC Bank or its affiliates and will be reflected in the Account statements provided by PNC Bank or its affiliates to such investors. PNC Bank or its affiliates may impose minimum investment Account requirements. Although PNC Bank or its affiliates do not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with PNC Bank or its affiliates, PNC Bank or its affiliates may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from PNC Bank or its affiliates, and this Prospectus should be read in conjunction with any information received from PNC Bank or its affiliates.

         PNC Bank or its affiliates may offer investors the ability to purchase Select Shares under an automatic purchase program (a "Purchase Program") established by PNC Bank or its affiliates. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with PNC Bank or its affiliates automatically invested in Shares of the Portfolio. The frequency of investments and the minimum investment requirement may be established by PNC Bank or its affiliates and the Fund. In addition, PNC Bank or its affiliates may require a minimum amount of cash and/or securities to be deposited in an Account for participants in the Purchase Program. The description of the Purchase Program should be read for details, and any inquiries concerning an Account or a Purchase Program should be directed to PNC Bank or its affiliates.

         If PNC Bank or its affiliates makes special arrangements under which orders for Select Shares are received by PFPC prior to 12:00 noon Eastern Time, and PNC Bank or its affiliates guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.


                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Select Shares through an Account may redeem Select Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting PNC Bank or its affiliates. It is the responsibility of PNC Bank or its affiliates to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         PNC Bank or its affiliates will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         PNC Bank or its affiliates reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Select Class involuntarily, on thirty days' notice, if such account falls below $500 million and during such thirty day notice period the amount invested in such account is not increased to at least $500 million. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
         The net asset value per share of the Select Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Portfolio is calculated independently of each other class.

         The Fund seeks to maintain a net asset value of $1.00 per Share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS

         The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-seven separate investment portfolios. The Select Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER


         BIMC, a subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank or its affiliates and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $235.0 billion of assets, of which approximately $57.5 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. BIMC also assists generally in supervising the operations of the Portfolio, and maintains the Portfolio's financial accounts and records. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution.

         For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. In addition, BIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to BIMC.


         For the period ended July 31, 1998, the Fund paid investment advisory fees aggregating .36% of the average net assets of the Portfolio. For the same period, BIMC waived fees of approximately .12% of the average net assets of the Portfolio.

         PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company.")

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania, acts as distributor for the Fund pursuant to a distribution agreement.


EXPENSES

         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Select Class of the Portfolio may pay a different share than other classes of the Portfolio of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it be reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. The assumption of expenses by the investment adviser will have the effect of lowering the Portfolio's expense ratio and of increasing its yield to investors.

BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC and PFPC are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of banks in connection with the provision of support services to their customers, the Fund might be required to alter materials or cause the Fund to discontinue its arrangements with banks generally and change its method of operations with respect to the Select Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Select Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.93 billion shares are currently classified into 92 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio vary based upon the services provided, which may affect performance. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's Distributor by calling to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE EXCLUSIVELY TO THE SELECT CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SELECT SHARES OF THE PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of June __, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.


OTHER INFORMATION
--------------------------------------------------------------------------------
REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholders may direct inquiries to the Fund's transfer agent, 400 Bellevue Parkway, Wilmington, DE 19809 or call 1-800-430-9618.

                        THIS PAGE INTENTIONALLY LEFT BLANK

                       RBB Select Money Market Portfolio
                  (Investment Portfolio of The RBB Fund, Inc.)

                      STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "Select Shares" or the "Shares") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund, dated December 1, 1997 as revised September 1, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 1, 1997 as revised September 1, 1998.



                                    CONTENTS

                                                                    Prospectus
                                                           Page         Page
                                                           ----     ----------
General ..................................................   2
Investment Objective and Policies ........................   2
Directors and Officers ...................................  12
Investment Advisory, Distribution and
   Servicing Arrangements ................................  15
Portfolio Transactions ...................................  18
Purchase and Redemption Information ......................  19
Valuation of Shares ......................................  20
Performance of Information ...............................  21
Taxes ....................................................  22
Additional Information Concerning Fund Shares ............  25
Miscellaneous ............................................  28
Financial Statements .....................................  40
Appendix A ............................................... A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL

         The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate twenty-seven separate investment portfolios. This Statement of Additional Information pertains to a class of shares (the "Select Class" or the "Class") representing interests in the Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio") of the Fund. The Class is offered by the Prospectus dated December 1, 1997 as revised September 1, 1998. The Fund was organized as a Maryland corporation on February 29, 1988.

         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of Municipal Obligations (defined below) and commercial paper is set forth in the Appendix hereto.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the 1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments held by the Money Market Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which, for securities other than asset-backed securities, may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is an eligible security, the Portfolio's investment adviser will follow guidelines adopted by the Fund's Board of Directors. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Market Portfolio has such commitments outstanding, it will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         STAND-BY COMMITMENTS. The Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by either such Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

         The Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper
normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         MUNICIPAL OBLIGATIONS. Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds that are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Money Market Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs, payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (or, in certain cases, whose guarantor is rated) at the time of purchase by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or "Prime-1" or "Prime-2" by Moody's) or (b) are rated (or, in certain cases, whose guarantor, is rated) (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) securities that have no short term rating (or securities with a guarantee with no such rating), but which are (or whose guarantee is) comparable in priority and security to a class of short-term obligations of the issuer or provider that has been rated in accordance with 2(a) or (b) above ("comparable obligations"); and (4) securities that are not (or whose guarantor is not) rated and are issued or guaranteed by a person that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are (or their guarantee is) determined to be of comparable quality to a security satisfying (2) or (3) above.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Money Market Portfolio's repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTMENT LIMITATIONS

         The Money Market Portfolio may not:

               (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowing, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of the borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

               (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

               (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

               (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the

         Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

               (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

               (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

               (7) purchase or sell commodities or commodity contracts;

               (8) invest in oil, gas or mineral exploration or development programs;

               (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

               (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

               (11) make investments for the purpose of exercising control or management.

         In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

         (a) Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

         (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

         (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

         The foregoing investment limitations cannot be changed without shareholder approval.

         With respect to limitation (b) above concerning industry concentration, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Money Market Portfolio's outstanding shares, but any such change may require the approval of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Select Class Prospectus prior to being made.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

               1. The Money Market Portfolio will limit its purchases of the securities (other than securities with certain guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above (or have a guarantee which satisfies this standard), or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Money Market Portfolio's compliance with this diversification requirement is deemed to be in compliance with the fundamental diversification limit in paragraph 2 above.

               2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

               3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                Position      Principal Occupation
Name and Address and Age        with Fund     During Past Five Years
------------------------        ---------     ----------------------

*Arnold M. Reichman - 49        Director      Senior Managing Director, Chief
466 Lexington  Avenue                         Operating Officer and Assistant
New York, NY 10017                            Secretary, Warburg Pincus Asset
                                              Management, Inc.; Director and
                                              Executive Officer of Counsellors
                                              Securities Inc.; Director/Trustee
                                              of various investment companies
                                              advised by Warburg Pincus Asset
                                              Management, Inc.

**Robert Sablowsky - 59         Director      Senior Vice President,
110 Wall Street                               Fahnestock Co., Inc. (a registered
New York, NY 10005                            broker-dealer); Prior to October
                                              1996, Executive Vice President of
                                              Gruntal & Co., Inc. (a registered
                                              broker-dealer).

Francis J. McKay - 62           Director      Since 1963, Executive Vice
7701 Burholme Avenue                          President, Fox Chase Cancer
Philadelphia, PA 19111                        Center (biomedical research and
                                              medical care).

Marvin E. Sternberg - 63        Director      Since 1974, Chairman, Director
937 Mt. Pleasant Road                         and President, Moyco Industries,
Bryn Mawr, PA  19010                          Inc. (manufacturer of dental
                                              supplies and precision coated
                                              abrasives); since 1968, Director
                                              and President, Mart MMM, Inc.
                                              (formerly Montgomeryville
                                              Merchandise Mart Inc.) and Mart
                                              PMM, Inc. (formerly Pennsauken
                                              Merchandise Mart, Inc.) (shopping
                                              centers); and since 1975, Director
                                              and Executive Vice President,
                                              Cellucap Mfg. Co., Inc.
                                              (manufacturer of disposable
                                              headwear).

                                Position      Principal Occupation
Name and Address and Age        with Fund     During Past Five Years
------------------------        ---------     ----------------------

Julian A. Brodsky - 64          Director      Director and Vice Chairman since
1234 Market Street                            1969, Comcast Corporation
16th Floor                                    (cable television and
Philadelphia, PA 19107-3723                   communications); Director,
                                              Comcast Cablevision of
                                              Philadelphia (cable television and
                                              communications) and Nextel
                                              (wireless communications).

Donald van Roden - 73           Director      Self-employed businessman.
1200 Old Mill Lane              and Chairman  From February 1980 to March
Wyomissing, PA 19610            of the Board  1987, Vice Chairman, SmithKline
                                              Beecham Corporation
                                              (pharmaceuticals); Director, AAA
                                              Mid-Atlantic (auto service);
                                              Director, Keystone Insurance Co.

Edward J. Roach - 73            President     Certified Public Accountant; Vice
Suite 100                       and           Chairman of the Board, Fox
Bellevue Park                   Treasurer     Chase Cancer Center; Trustee
Corporate Center                              Emeritus, Pennsylvania School
400 Bellevue Parkway                          for the Deaf; Trustee Emeritus,
Wilmington, DE  19809                         Immaculata College; President or
                                              Vice President and Treasurer of
                                              various investment companies
                                              advised by BlackRock Institutional
                                              Management Corporation; Director,
                                              The Bradford Funds, Inc.

Morgan R. Jones - 58            Secretary     Chairman of the law firm of
Drinker Biddle & Reath LLP                    Drinker Biddle & Reath LLP;
1345 Chestnut Street                          Director, Nobel Education
Philadelphia, PA 19107-3496                   Dynamics, Inc.

-----------------

* Mr. Reichman is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., a registered broker-dealer.

** Mr. Sablowsky is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc., a registered broker-dealer.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.

         The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor, and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $5,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             DIRECTORS' COMPENSATION


                                          Pension or
                                          Retirement         Estimated        Total Compensation
                       Aggregate          Benefits Accrued   Annual           from Registrant and
Name of Person/        Compensation       as Part of Fund    Benefits Upon    Fund Complex 1 Paid to
Position               from Registrant    Expenses           Retirement       Directors
--------------         ---------------    ----------------   -------------    ----------------------
Julian A. Brodsky,        $16,000               N/A               N/A              $16,000
Director
Francis J. McKay,         $19,000               N/A               N/A              $19,000
Director
Arnold M. Reichman,       $     0               N/A               N/A              $     0
Director
Robert Sablowsky,         $ 8,000               N/A               N/A              $ 8,000
Director
Marvin E. Sternberg,      $19,000               N/A               N/A              $19,000
Director
Donald van Roden,
Director and Chairman     $24,000               N/A               N/A              $24,000

---------------
1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.


         On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach is the Fund's sole employee), pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC"), the Portfolio's adviser, PNC Bank, National Association ("PNC Bank"), the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor"), the Fund's distributor, the Fund itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.



INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AGREEMENT. The advisory services provided by BIMC and the fees received by BIMC for such services are described in the Prospectus. BIMC renders advisory services to the Portfolio and also renders administrative services to the Money Market Portfolio pursuant to an investment advisory agreement. The advisory agreement relating to the Money Market Portfolio is dated August 16, 1988. The advisory agreement is hereinafter referred to as the "Advisory Agreement."

         For the period ended February 28, 1998, the Fund paid BIMC advisory fees (unaudited) as follows:

                             FEES PAID
                              (AFTER
                            WAIVERS AND
PORTFOLIO                 REIMBURSEMENTS)       WAIVERS         REIMBURSEMENTS
---------                 --------------        -------         --------------
Money Market Portfolio      $3,148,587         $1,867,833          $273,084

         For the fiscal year ended August 31, 1997, the Fund paid BIMC advisory fees as follows:


                             FEES PAID
                              (AFTER
                            WAIVERS AND
PORTFOLIO                 REIMBURSEMENTS)       WAIVERS         REIMBURSEMENTS
---------                 --------------        -------         --------------
Money Market Portfolio      $5,366,431         $3,603,130          $469,986

         For the fiscal year ended August 31, 1996, the Fund paid BIMC advisory fees as follows

                             FEES PAID
                              (AFTER
                            WAIVERS AND
PORTFOLIO                 REIMBURSEMENTS)       WAIVERS         REIMBURSEMENTS
---------                 --------------        -------         --------------
Money Market Portfolio      $4,174,375        $3,527,715           $342,158

The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Select Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class or if it receives different services.

         Under the Advisory Agreement, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreement was most recently approved on July 29, 1997 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the shareholders of the Money Market Portfolio at a special meeting held December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC. The Advisory Agreement may also be terminated by BIMC on 60 days' written notice to the Fund. The Advisory Agreement terminates automatically in the event of assignment thereof.

         DISTRIBUTION AGREEMENTS. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, the Distributor will use appropriate efforts to distribute shares of the Fund. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee of 0.01% to be calculated daily and paid monthly. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Select Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Select Class, (b) addresses and mails all communications by the Select Class to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Select Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders placed via third parties and relayed electronically to PFPC, and $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

         The Portfolio intends to purchase only securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor, BIMC or PNC Bank or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is the member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         The Fund is required to identify any securities of RBB's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of August 31, 1998, the following portfolios held the following securities:

Portfolio                          Security                        Value
---------                          --------                        -----
Money Market Portfolio     Bear Stearns Companies,             $40,000,000
                              Inc. Commercial Paper

Money Market Portfolio     Bear Stearns Companies,             $25,000,808
                              Inc. Commercial Paper

                       PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

         Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         A shareholder of record may be required by the Fund's Board of Directors to redeem shares in the Class if the balance in such shareholder's account drops below $500 and the shareholder does not increase its balance to at least $500 upon 30 days' written notice. If a Customer has agreed with a particular PNC Bank to maintain a minimum balance in his account, and the balance in the PNC Bank account falls below that minimum, the Customer may be obliged to redeem all or part of his shares in the Portfolio to the extent necessary to maintain the minimum balance required.

                               VALUATION OF SHARES

         The Fund intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in a Portfolio's cash, securities, and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Fund is determined independently of each other class. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.

         The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity greater than 13 months under Rule 2a-7 of the 1940 Act, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         Performance may fluctuate daily and does not provide a basis for determining future performance. Because the performance of the Portfolio will fluctuate, it cannot be compared with performance on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, performance information may be useful to an investor considering temporary investments in money market instruments. In comparing the performance of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio securities, the method used by each fund to compute the performance (methods may differ) and whether there are any special account charges which may reduce the effective performance.

         The yields and returns on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yield and returns of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         The Portfolio has elected to be taxed as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

         The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Money Market Portfolio will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of net investment income received by the Portfolio from investments in debt securities (including interest on tax-exempt Municipal Obligations) and any net realized short-term capital gains distributed by the Portfolio will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

         While the Portfolio does not expect to realize long-term capital gains, any net realized long-term capital gains, such as gains from the sale of debt securities and realized market discount on tax-exempt Municipal Obligations will be distributed annually. The Portfolio will not have tax liability with respect to such gains and the distributions will be taxable to Portfolio shareholders as mid-term or other long-term capital gain, regardless of how long a shareholder has held Portfolio shares. The aggregate amount of distributions designated by the Portfolio as capital gain dividends may not exceed the net capital gain of the Portfolio for any taxable year, determined by excluding any net capital loss or net long-term loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Portfolio's respective taxable year.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations) to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98 percent of their ordinary income for the calendar year plus 98 percent of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Portfolio intends to distribute all of its taxable income currently, it does not anticipate incurring any liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends (other than exempt interest dividends) paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.93 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (Strategic), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II

Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisors Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Value), 100 million shares are classified as Class ZZ Common Stock (BEA Class Long-Short Market Neutral), 100 million shares are classified as Class AAA Common Stock (BEA Advisor Long-Short Market Neutral), 100 million shares are classified as Class BBB Common Stock (BEA Class Long-Short Equity), 100 million shares are classified as Class CCC Common Stock (BEA Advisor Long-Short Equity), 100 million shares are classified as Class DDD Common Stock (Boston Partners Micro Cap Value), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investor Micro Cap Value), 100 million shares are classified as Class FFF Common Stock (BEA Class Select Economic Value Equity), 100 million shares are classsified as Class GGG Common Stock (BEA Advisor Select Economic Value Equity), 100 million shares are classified as Class HHH Common Stock (BEA Advisor U.S. Core Equity) ,700 million shares are classified as Class Janney Money Market Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Market Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Obligations Money Market Common Stock (U.S. Government Money), 100 million shares are classified as Class Janney New York Municipal Money Market Common Stock (N.Y. Money), 1 million shares are classified as Select Class Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y.

Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Select Class Stock constitute the Select Class. Under the Fund's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

         The classes of Common Stock have been grouped into fifteen separate "families", or classes: the Cash Preservation Family, the Sansom Street Family, the Select Class, the Bedford Family, the BEA Family, n/i Numeric Investors Family, Boston Partners Family, the Janney Montgomery Scott Money Funds Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market Portfolio; the Bedford Family represents interests in the Money Market, Municipal Money Market, and Government Obligations Money Market; the BEA Family represents interests in ten non-money market portfolios; the n/i Numeric Investors Family represents interests in four non-money market portfolios; the Boston Partners Family represents interests in three non-money market portfolios; the Janney Montgomery Scott Money Funds Family and Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios.

         The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.


         CONTROL PERSONS. As of August 28, 1998, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning the Company Shares" above. The Company does not know whether such persons also beneficially own such shares.

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
BEA INT'L EQUITY -          Employees Ret Plan Marshfield Clini        7.23%
INSTITUTIONAL               1000 N. Oak Avenue
                            Marshfield, WI 54449-5772
--------------------------------------------------------------------------------
                            Indiana University Foundation              5.05%
                            Attn: Walter L. Koon, Jr.
                            P.O. Box 500
                            Bloomington, IN 47402-0500
--------------------------------------------------------------------------------
BEA EMERGING                Wachovia Bank North Carolina              47.78%
MARKETS EQUITY -            Trust Carolina Power & Light Co.
INSTITUTIONAL               Supplemental Retirement Trust
                            P.O. Box 3073
                            301 N. Main Street, MC NC 31057
                            Winston-Salem, NC 27101-3819
--------------------------------------------------------------------------------
                            Clariden Bank                              6.93%
                            Clariden Str. 26
                            CH-8002 Zurich
                            Switzerland
--------------------------------------------------------------------------------
                            National Academy of Sciences               5.36%
                            2101 Constitution Ave. NW
                            Washington, DC 20418-0006
--------------------------------------------------------------------------------
                            Arkansas Public Emp. Retirement Syst.     32.00%
                            124 W. Capitol Ave.
                            Little Rock, AR 72201-3704
--------------------------------------------------------------------------------
BEA LONG-SHORT              Michael A. Wall TTEE                      95.80%
MARKET NEUTRAL-             Michael A. Wall Trust
INSTITUTIONAL               U/A DTD 12/29/1997
                            P.O. Box 4579
                            Jackson, WY 83001-4579
--------------------------------------------------------------------------------
BEA SELECT                  Patterson & Co.                           91.54%
ECONOMIC VALUE              P.O. Box 7829
EQUITY-INSTITUTIONAL        Philadelphia, PA 19101-7829
--------------------------------------------------------------------------------
                            BEA Associates                             5.56%
                            FAO Pension Trust
                            153 E. 53rd St.
                            New York, NY 10022-4611
--------------------------------------------------------------------------------
BEA U.S. CORE EQUITY -      Werner & Pfleiderer Pension Plan           8.91%
INSTITUTIONAL               Employees
                            663 E. Crescent Ave.
                            Ramsey, NJ 07446-1287
--------------------------------------------------------------------------------
                            Credit Suisse Private Banking              8.98%
                            Dividend Reinvest Plan
                            C/o Credit Suisse Pvt Bkg
                            12 E. 49th St., 40th Floor
                            New York, NY 10017-1028
--------------------------------------------------------------------------------
                            Washington Hebrew Congregation            16.18%
                            3935 Macomb St., NW
                            Washington, DC 20016-3799
--------------------------------------------------------------------------------
                            Fleet National Bank Trst.                  8.02%
                            Hospital St. Raphael Malpractice
                            Attn: 1958875010
                            P.O. Box 92800
                            Rochester, NY 14692-8900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Patterson & Co.                           32.75%
                            P.O. Box 7829
                            Philadelphia, PA 19101-7829
--------------------------------------------------------------------------------
                            FTC & Co.                                  6.14%
                            Attn. Datalynx # House Acct.
                            P.O. Box 173736
                            Denver, CO 80217-3736
--------------------------------------------------------------------------------
                            Sema & Co.                                 5.14%
                            12 E. 49th St. - Fl. 41
                            New York, NY 10017-1028
--------------------------------------------------------------------------------
BEA U.S. CORE FIXED         The Northern Trust Company TTEE           12.80%
INCOME -                    Uniroyal Holdings Bond Fund
INSTITUTIONAL               c/o Uniroyal Holding Inc.
                            70 Great Hill Road
                            Naugatuck, CT 06770-2224
--------------------------------------------------------------------------------
                            Winifred Masterson Burke Foundation        6.17%
                            785 Mamaroneck Ave.
                            White Plains, NY 10605-2593
--------------------------------------------------------------------------------
                            New England UFCW & Employers'             11.86%
                            Pension Fund Board of Trustees
                            161 Forbes Rd, Ste. 201
                            Braintree, MA 02184-2606
--------------------------------------------------------------------------------
BEA STRATEGIC               Sunkist Master Trust                      52.73%
GLOBAL FIXED                14130 Riverside Dr.
INCOME FUND                 Sherman Oaks, CA 91423-2392
--------------------------------------------------------------------------------
                            Patterson & Co.                           37.70%
                            P.O. Box 7829
                            Philadelphia, PA 19101-7829
--------------------------------------------------------------------------------
                            State St. Bank & Trust TTEE                5.48%
                            Fenway Holdings LLC Master Trust
                            P.O. Box 470
                            Boston, MA 02102-0470
--------------------------------------------------------------------------------
BEA HIGH YIELD-             Carl F Besenbach                          18.35%
INSTITUTIONAL               Trst Michelin North America Inc.
                            Master Trust
                            P.O. Box 19001
                            Greenville, SC 29602-9001
--------------------------------------------------------------------------------
                            Southdown Inc. Pension Pl                  9.61%
                            Mac & Co. A/C SDIF8575302
                            Mutual Fund Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Edward J. Demske TTEE                      5.54%
                            Miami University Foundation
                            202 Roudebush Hall
                            Oxford, OH 45056
--------------------------------------------------------------------------------
                            Fidelity Investments Institutional        16.89%
                            Operations Co. Inc. as Agent for
                            Certain Employee Benefits Plan
                            100 Magellan Way #KWIC
                            Covington, KY 41015-1987
--------------------------------------------------------------------------------
                            MAC & CO A/C CSBF8605082                   5.18%
                            Mutual Fund Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------
BEA MUNI BOND               Arnold Leon                               12.59%
INSTITUTIONAL               c/o Fiduciary Trust Company
                            P.O. Box 3199 Church Street Station
                            New York, NY 10008-3199
--------------------------------------------------------------------------------
                            William A. Marquard                       36.03%
                            2199 Maysville Rd.
                            Carlisle, KY 40311-9716
--------------------------------------------------------------------------------
                            Leo Bogart                                 5.21%
                            135 Central Park West 9N
                            New York, NY 10023-2465
--------------------------------------------------------------------------------
                            Howard Isermann                            8.86%
                            9 Tulane Dr.
                            Livingston, NJ 07039-6212
--------------------------------------------------------------------------------
BEA INT'L EQUITY            TRANSCORP                                  9.45%
ADVISOR                     FBO William E Burns
                            P.O. Box 6535
                            Englewood, CO 80155-6535
--------------------------------------------------------------------------------
                            Charles Schwab & Co.                       8.53%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            101 Montgomery Street
                            San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
                            Bob & Co.                                 76.46%
                            P.O. Box 1809
                            Boston, MA 02105-1809
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
BEA EMERGING                SEMA & Co.                                97.75%
MARKETS EQUITY-             12E 49th St. Fl. 41
ADVISOR                     New York, NY 10017-1028
--------------------------------------------------------------------------------
BEA GLOBAL TELE-            E. M. Warburg Pincus & Co. Inc.           18.48%
COMMUNICATIONS-             Attn: Sandra Correale
ADVISOR                     466 Lexington Ave.
                            New York, NY 10017-3140
--------------------------------------------------------------------------------
                            Charles Schwab & Co.                      14.52%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            101 Montgomery St.
                            San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
                            William W. Priest                          5.03%
                            2 E. 70th St. #5
                            New York, NY 10021-4913
--------------------------------------------------------------------------------
                            FTC & Co.                                 25.50%
                            Attn: DATALYNX #148
                            P.O. Box 173736
                            Denver, CO 80217-3736
--------------------------------------------------------------------------------
BEA HIGH YIELD-             Charles Schwab & Co.                      83.14%
ADVISOR                     Special Custody Account for the
                            Exclusive Benefit of Customers
                            101 Montgomery St.
                            San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
                            Richard A. Wilson TTEE                    14.19%
                            E. Francis Wilson TTEE
                            The Wilson Family Trust
                            U/A 11/1/95
                            7612 March Ave.
                            West Hills, CA 91304-5232
--------------------------------------------------------------------------------
CASH PRESERVATION           Jewish Family and Children's Agency       47.10%
MONEY MARKET                of Phil Capital Campaign
                            Attn: S. Ramm
                            1610 Spruce Street
                            Philadelphia, PA 19103
--------------------------------------------------------------------------------
                            Marian E. Kunz                            12.60%
                            52 Weiss Ave.
                            Flourtown, PA 19031
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
SANSOM STREET               Saxon and Co.                             78.00%
MONEY MARKET                FBO Paine Webber
                            A/C 32 32 400 4000038
                            P.O. Box 7780 1888
                            Phila., PA 19182
--------------------------------------------------------------------------------
                            Wasner & Co. for Account of               21.20%
                            Paine Webber and Managed Assets
                            Sundry Holdings
                            Attn: Joe Domizio
                            76 A 260 ABC 200 Stevens Drive
                            Lester, PA 19113
--------------------------------------------------------------------------------
CASH PRESERVATION           Gary L. Lange                             36.70%
MUNICIPAL MONEY             and Susan D. Lange
MARKET                      JT TEN
                            1354 Shady Knoll Ct.
                            Longwood, FL 32750
--------------------------------------------------------------------------------
                            Andrew Diederich                           6.70%
                            Doris Diederich
                            JT TEN
                            1003 Lindeman
                            Des Peres, MO 63131
--------------------------------------------------------------------------------
                            Kenneth Farwell                           12.10%
                            and Valerie Farwell
                            3854 Sullivan
                            St. Louis, MO 63107
--------------------------------------------------------------------------------
                            Gwendolyn Haynes                           5.40%
                            2757 Geyer
                            St. Louis, MO 63104
--------------------------------------------------------------------------------
                            Emil R. Hunter and                         7.60%
                            Mary J. Hunter JT TEN
                            428 W. Jefferson
                            Kirkwood, MO 63122
--------------------------------------------------------------------------------
N/I MICRO CAP FUND          Charles Schwab & Co. Inc.                 14.00%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Janis Claflin, Bruce Fetzer and            5.20%
                            Winston Franklin, Robert Lehman Trst
                            the John E. Fetzer Institute, Inc.
                            U/A DTD 06-1992
                            Attn: Christian Adams
                            9292 West KL Ave.
                            Kalamzoo, MI 49009
--------------------------------------------------------------------------------
                            Public Inst. For Social Security           7.30%
                            1001 19th St., N. 16th Flr.
                            Arlington, VA 22209
--------------------------------------------------------------------------------
                            Portland General Holdings Inc.            16.60%
                            DTD 01/29/90
                            Attn: William J. Valach
                            121 S.W. Salmon St.
                            Portland, OR 97202
--------------------------------------------------------------------------------
                            State Street Bank and Trust Company        8.50%
                            FBO Yale Univ. Ret. Pln for Staff Emp
                            State Street Bank & Tr Co. Master Tr.
                            Div
                            Attn: Kevin Sutton
                            Solomon Williard Bldg. One Enterprise
                            Dr.
                            North Quincy, MA 02171
--------------------------------------------------------------------------------
N/I GROWTH FUND             Charles Schwab & Co. Inc                  18.60%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
                            Citibank North America Inc.               20.60%
                            Trst Sargent & Lundy Retirement Trust
                            DTDX 06/01/96
                            Mutual Fund Unit
                            Bld. B Floor 1 Zone 7
                            3800 Citibank Center Tampa
                            Tampa, FL 33610-9122
--------------------------------------------------------------------------------
                            U.S. Equity Investment Portfolio LP        6.20%
                            1001 N. US Hwy One Suite 800
                            Jupiter, FL 33477
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Union Bank of California                   5.20%
                            Trst Sunkist Growers-Match-Svgspln
                            Trst No. 610001154-03
                            Mutual Funds Dept. P.O. Box 109
                            San Diego, CA 92112
--------------------------------------------------------------------------------
N/I GROWTH AND              Charles Schwab & Co. Inc.                 21.80%
VALUE FUND                  Special Custody Accuont for the
                            Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
                            The John E. Fetzer Institute Inc.          7.80%
                            Attn: Christina Adams
                            9292 W. KL Ave.
                            Kalamzaoo, MI 49009
--------------------------------------------------------------------------------
                            Bankers Trust Cust Pge-Enron               5.40%
                            Foundation
                            Attn: Procy Fernandez
                            300 S. Grand Ave. 40th Floor
                            Los Angeles, CA 90071
--------------------------------------------------------------------------------
N/I LARGER CAP              Charles Schwab & Co. Inc.                 18.60%
VALUE FUND                  Special Custody Account for the
                            Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
                            Bank of America NT & SA                   17.90%
                            FBO Community Hospital Central Cal
                            Pn Pl
                            A/C 10-35-155-2048506
                            Attn: Mutual Funds 38615
                            P.O. Box 513577
                            Los Angeles, CA 90051
--------------------------------------------------------------------------------
                            The John E. Fetzer Institute, Inc.        47.40%
                            Attn: Christina Adams
                            9292 W. KL Ave.
                            Kalamazoo, MI 49009
--------------------------------------------------------------------------------
BOSTON PARTNERS             Dr. Janice B. Yost                        16.90%
LARGE CAP FUND INST         Trst Mary Black Foundation
SHARES                      Bell Hill - 945 E. Main St.
                            Spartanburg, SC 29302
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Saxon And Co.                              6.20%
                            FBO UJF Equity Funds
                            AC 10-01-001-0578481
                            P.O. Box 7780-1888
                            Philadelphia, PA 19182
--------------------------------------------------------------------------------
                            Irving Fireman's Relief & Ret Fund         7.60%
                            Attn: Edith Auston
                            825 W. Irving Blvd.
                            Irvin, TX 75060
--------------------------------------------------------------------------------
                            Wells Fargo Bank                           6.80%
                            Trst Stoel Rives
                            Tr 008125
                            P.O. Box 9800
                            Calabasas, CA 91308
--------------------------------------------------------------------------------
                            James B. Beam                              6.40%
                            Trst World Publishing Co. Pft Shr Trust
                            P.O. Box 1511
                            Wenatchee, WA 98807
--------------------------------------------------------------------------------
                            Swanee Hunt and Charles Ansbacher          8.20%
                            Trst The Swanee Hunt Family Fund
                            C/o Elizabeth Alberti
                            168 Brattle St.
                            Cambridge, MA 02138
--------------------------------------------------------------------------------
                            Swanee Hunt and Charles Ansbacher          6.30%
                            Trst The Hunt Alternatives FUnd
                            C/o Elizabeth Alberti
                            168 Brattle St.
                            Cambridge, MA 02138
--------------------------------------------------------------------------------
                            Samuel Gary and Ronald Williams            7.20%
                            And David Younggren
                            Trst Gary Tax Advantaged PRO+ PSP
                            370 17th St. Suite 5300
                            Denver, CO 80202
--------------------------------------------------------------------------------
BOSTON PARTNERS             National Financial Services Corp.         17.60%
LARGE CAP FUND              For the Exclusive Bene of Our
INVESTOR SHARES             Customers
                            Attn: Mutual Funds 5th Floor
                            200 Liberty St I World Financial
                            Center
                            New York, NY 10281
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Charles Schwab & Co. Inc.                 74.50%
                            Special Custody Account for the
                            Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
BOSTON PARTNERS             Donaldson Lufkin & Jenrette               11.50%
MID CAP VALUE FUND          Securities Corporation
INST. SHARES                Attn: Mutual Funds
                            P.O. Box 2052
                            Jersey City, NJ 07303
--------------------------------------------------------------------------------
                            North American Trst. Co.                   5.80%
                            FBO Cooley Godward
                            P.O. Box 84419
                            San Diego, CA 92138
--------------------------------------------------------------------------------
                            John Carroll University                    6.70%
                            20700 N. Park Blvd.
                            University Heights, OH 44118
--------------------------------------------------------------------------------
                            MAC & CO.                                  9.50%
                            A/C BPHF 3006002
                            Mutual Funds Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------------
                            ISTCO                                      6.80%
                            P.O. Box 523
                            Belleville, IL 62222-0523
--------------------------------------------------------------------------------
                            Coastal Insurance Enterprises Inc.         8.70%
                            Attn: Chris Baldwin
                            P.O. Box 240429
                            Montgomery, AL 36124
--------------------------------------------------------------------------------
                            Healthcare Workers Compensation            6.00%
                            Fund
                            Attn: Chris Baldwin
                            P.O. Box 240429
                            Montgomery, AL 36124
--------------------------------------------------------------------------------
BOSTON PARTNERS             National Financial Svcs Corp. for         12.50%
MID CAP VALUE FUND          Exclusive Bene of Our Customers Sal
INV SHARES                  Vella
                            200 Liberty St.
                            New York, NY 10281
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER NAME                   PERCENTAGE OF
FUND NAME                        AND ADDRESS                        FUND HELD
--------------------------------------------------------------------------------
                            Charles Schwab & Co. Inc.                 46.00%
                            Special Custody Account for Benefit of
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
                            George B. Smithy, Jr.                      5.20%
                            38 Greenwood Rd.
                            Wellesley, MA 02181
--------------------------------------------------------------------------------
                            Jupiter & Co.                              6.00%
                            c/o Investors Bank
                            P.O. Box 9130 FPG 90
                            Boston, MA 02010
--------------------------------------------------------------------------------
BOSTON PARTNERS             Boston Partners Asset Mgmt LP             35.10%
BOND FUND                   One Financial Center 43rd Fl.
INSTITUTIONAL SHARES        Boston, MA 02111
--------------------------------------------------------------------------------
                            Chiles Foundation                         16.70%
                            111 S.W. Fifth Ave.
                            4010 US Bancorp Tower
                            Portland, OR 97204
--------------------------------------------------------------------------------
                            The Roman Catholic Diocese of             39.10%
                            Raleigh, NC
                            General Endowment
                            715 Nazareth St.
                            Raleigh, NC 27606
--------------------------------------------------------------------------------
                            The Roman Catholic Diocese of              9.00%
                            Raleigh, NC
                            Clergy Trust
                            715 Nazareth St.
                            Raleigh, NC 27606
--------------------------------------------------------------------------------
BOSTON PARTNERS             Charles Schwab & Co. Inc.                 77.00%
BOND FUND INVESTOR          Special Custody Account for Benefit of
SHARES                      Customers
                            Attn: Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104
--------------------------------------------------------------------------------
                            Donaldson Lufkin & Jenrette                5.10%
                            Securities Corporation
                            Attn: Mutual Funds
                            P.O. Box 2052
                            Jersey City, NJ 07303
--------------------------------------------------------------------------------
                            Stephen W. Hamilton                       15.30%
                            17 Lakeside Ln
                            N. Barrington, IL 60010
--------------------------------------------------------------------------------
BOSTON PARTNERS             Desmond J. Heathwood                       6.80%
MICRO CAP VALUE             41 Chestnut St.
FUND-INSTITUTIONAL          Boston, MA 02108
SHARES
--------------------------------------------------------------------------------
                            Boston Partners Asset Management LP       67.70%
                            One Financial Center
                            43rd Floor
                            Boston, MA 02111
--------------------------------------------------------------------------------
                            Wayne Archambo                             6.80%
                            42 DeLopa Circle
                            Westwood, MA 02090
--------------------------------------------------------------------------------
                            David M. Dabora                            6.80%
                            11 White Plains Ct.
                            San Anselmo, CA 94960
--------------------------------------------------------------------------------
BOSTON PARTNERS             National Financial Services Corp.         34.90%
MICRO CAP VALUE             For the Exclusive Bene of our
FUND-INVESTOR               Customers
SHARES                      Attn. Mutual Funds 5th Floor
                            200 Liberty St.
                            1 World Financial Center
                            New York, NY 10281
--------------------------------------------------------------------------------
                            Scott J. Harrington                       62.10%
                            54 Torino Ct.
                            Danville, CA 94526
--------------------------------------------------------------------------------

         As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

         BIMC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the Portfolio for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - This designation denotes speculative quality and lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.